UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
February 26, 2009
Date of Report (Date of Earliest Event Reported)
ValueVision Media, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
6740 Shady Oak Road,
Eden Prairie, Minnesota 55344-3433
(Address of principal executive offices, including zip code)
952-943-6000
(Registrant’s telephone number, including area code)
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On February 26, 2009, the Company filed with the Secretary of State of the State of Minnesota a Statement of Cancellation of Certificate of Designation of Series A Redeemable Convertible Preferred Stock (the “Statement of Cancellation”). The Statement of Cancellation causes the 5,399,500 shares previously designated as Series A Redeemable Convertible Preferred Stock to have the status of authorized but unissued, undesignated shares.
Item 9.01 Financial Statements and Exhibits.
3.1	Statement of Cancellation of Certificate of Designation of Series A Redeemable Convertible Preferred Stock dated February 26, 2009.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUEVISION MEDIA, INC.

/s/ Nathan E. Fagre

Nathan E. Fagre
Senior Vice President and General Counsel
Date: February 26, 2009